SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 15, 1998
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                           FLEET FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                 1-6366                                  05-0341324
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           (Commission File Number)         (IRS Employer Identification No.)


                 One Federal Street, Boston, Massachusetts 02110
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 346-4000
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          (Former name or former address, if changed since last report)

Item 5.    Other Materially Important Events.


               On January 12, 1998, Registrant agreed to issue and sell $500,000,000 of its 6 7/8% Subordinated Debentures Due January 15, 2028 (the "Debentures") under Registration Statement No. 333-37231. The Debentures were purchased on January 15, 1998 by underwriters, Credit Suisse First Boston Corporation, Chase Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., and Salomon Brothers Inc.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements

          Not  applicable

     (b)  Pro Forma Financial Statements

          Not  applicable

     (c)  Exhibits

          The following exhibits are filed as part of this report:

          (1) Underwriting Agreement dated January 12, 1998, between Registrant and Credit Suisse First Boston Corporation, Chase Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., and Salomon Brothers Inc relating to the Debentures.

          (4) Specimen certificate of the Debentures.

          (5) Opinion of Edwards & Angell, counsel to the Registrant.

          (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus Supplement dated January 12, 1998 relating to the Debentures) (Incorporated by reference to Exhibit 12(a) of Registration Statement on Form S-4 No. 333-42247). .

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                           FLEET FINANCIAL GROUP, INC.
                                           Registrant


                                           By/s/William C. Mutterperl
                                             -----------------------------------
                                                William C. Mutterperl
                                                Secretary


Date: January 15, 1998

                                  Exhibit Index


 Item 601
Exhibit Table
  Reference                                Exhibit Title
  -----------                              -------------

     (1) Underwriting Agreement dated January 12, 1998 between Registrant and Credit Suisse First Boston Corporation, Chase Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., and Salomon Brothers Inc relating to the Debentures.

     (4)            Specimen certificates of the Debentures.

     (5)            Opinion of Edwards & Angell, counsel to the Registrant.

     (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus Supplement dated January 12, 1998 relating to the Debentures) (Incorporated by reference to Exhibit 12(a) of Registration Statement on Form S-4 No. 333-42247).